UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In response to the impacts of the novel coronavirus or COVID-19 on the business of Team, Inc. (the “Company”), our Chief Executive Officer (“CEO”) recommended, and our Board of Directors (the “Board”) unanimously approved, the following temporary actions related to our 2020 compensation:

•	a reduction of the Board’s cash compensation of 20%;

•
a reduction in the base pay rate of 20% for our CEO, 15% for our Executive Vice President and Chief Financial Officer, President of Product and Service Lines, President of Operations and Executive Vice President and Chief Legal Officer and Secretary (collectively, the “Named Executive Officers”) and 10% for our other executive officers; and

•	the suspension of the employer match in our Executive Deferred Compensation Retirement Plan and the Team, Inc. 401(k) Plan.

During the remainder of 2020, the Board and the Compensation Committee of the Board will evaluate these temporary compensation actions at their respective regular quarterly meetings or as otherwise deemed necessary.

Item 7.01    Regulation FD Disclosure

On April 1, 2020, the Company issued a press release announcing certain cost reduction actions in response to the current market volatility, operational disruption related to the novel coronavirus COVID-19 pandemic, and the oil and gas industry outlook. Such measures include the reduction in salaries for the executive leadership team; lowering of the 2020 annual capital expenditure plan by more than 30%; rationalization of facilities and elimination of all non-essential costs; furloughing of technicians that do not have scheduled work and related support staff; implementing rolling furloughs and/or reduced salaries/hourly rates for certain non-executive corporate positions; suspending the Company’s Executive Deferred Compensation Retirement Plan and the Team, Inc. 401(k) Plan’s employer match; and reducing other overhead costs to better align with current market demands. A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of Item 5.02 of this Current Report on Form 8-K:

Exhibit number	Description

99.1	Team, Inc.’s Press Release Issued April 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary
Dated: April 2, 2020